UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00749

STONEBRIDGE FUNDS TRUST

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Richard C. Barrett, President

Stonebridge Funds Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-639-3935

Date of fiscal year end:    October 31

Date of reporting period: November 1, 2009 - October 31, 2010

Item 1.  Reports to Stockholders.

Letter to Shareholders

October 31, 2010 (Unaudited)

November 12, 2010

OVERVIEW

The equity markets performed well during the past fiscal year driven by strong gains in the final months of September and October as fears of a double dip in the economy subsided at the end of August. Following a strong early spring rally, European sovereign debt concerns, diminished U.S. gross domestic product (GDP) growth expectations and continued weakness in the U.S. job market buffeted returns in May and throughout the summer. In September, investors reacted with enthusiasm to positive capital equipment/durable goods order data, merger and acquisition (M&A) activity and the prospects of additional quantitative easing, driving that month’s stock market returns to the best in 71 years. We believe this heightened level of volatility will persist over the short to medium term, which will create opportunities for patient and disciplined investors.

Our bottom-up fundamental analysis continues to identify promising investment opportunities within the technology, health care, business services and industrial sectors. These aforementioned economic sectors retain characteristics of above average growth, relative to consumer-led sectors. As such, our small cap growth mutual funds are guided by this view of continued disparate growth among economic sectors. In this vein, we also observe a dichotomy among end markets, particularly between middle- to upper-income and basic-need consumers. Finally, we welcome the resurgence of M&A activity as corporations begin to deploy their cash hoards and exploit cheap borrowing rates.

At the Federal level, we expect fiscal and monetary policy to diverge in 2011 following the resurgence and change in leadership of the House of Representatives to the Republican Party. While we believe monetary policy will remain very accommodative towards economic expansion during the first half of 2011, we expect that fiscal policy will likely be less accommodative. We believe fiscal restraint, a probable extension of President Bush’s tax policies and low interest rates should present a constructive environment for the equity market.

Annual Report | October 31, 2010	1

Letter to Shareholders

October 31, 2010 (Unaudited)

STONEBRIDGE SMALL-CAP GROWTH FUND (SBAGX)

For the fiscal year of 2010, the Stonebridge Small-Cap Growth Fund returned 22.81% versus the Russell 2000 Growth Index return of 28.67%.

Our exposure during the past fiscal year to the technology, consumer discretionary and financial sectors strongly benefited the Fund’s performance. While our exposure to these sectors was similar to the Russell 2000 Growth Index, we believe our stock selection was better than the Index, thereby driving our relative performance from these three sectors. Conversely, our overweight position in health care, combined with a few investments that underperformed the sector, detracted from our overall performance. Health care stocks have been quite volatile over the last twelve months as a result of the weak economy (stagnant unemployment levels and expiring COBRA coverage) and pricing uncertainty due to the recent reform of health care policy.

We continue to identify promising investment opportunities within the technology, consumer discretionary, industrials and health care sectors. Within technology, we remain very enthusiastic about the growth opportunities in storage and networking. Further, we realized profits from our cloud computing investments and reinvested the proceeds into companies that should benefit from the rapid growth of LED-related applications and the global upgrade of cellular communication technologies. In the consumer discretionary sector, we believe that we have indentified growth opportunities within business services and education—companies that should help alleviate both Federal and local budgetary constraints. In the industrial sector, the weak U.S. dollar should benefit companies that export their products abroad. And, last, we have identified several health care companies that we believe are likely to lead technological advancement, improve patient outcomes and gain market share.

Stonebridge Small-Cap Growth Fund (SBAGX) Sector Allocation as a Percent of Net Assets

As of October 31, 2010*

* These allocations may not reflect the current or future position of the portfolio.

2	Stonebridge Funds Trust

Letter to Shareholders

October 31, 2010 (Unaudited)

Change in value of a $10,000 investment in Stonebridge Small-Cap

Growth Fund (SBAGX) vs. the Russell 2000 Growth Index with Income from October 31, 2000 to October 31, 2010

Final Portfolio Values as of October 31, 2010

Stonebridge Small-Cap Growth Fund (SBAGX)	$11,424
Russell 2000 Growth Index	$11,695

Average Annual Total Return for the Periods Ended October 31, 2010

	1 Year	5 Years	10 Years
Stonebridge Small-Cap Growth Fund (SBAGX)	22.81%	0.56%	1.34%
Russell 2000 Growth Index	28.67%	3.99%	1.15%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions, any fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the Funds’ toll-free number at 1-800-639-3935.

As of the Prospectus dated February 26, 2010, the gross annual expense ratio for the Stonebridge Small-Cap Growth Fund was 5.19%. At October 31, 2010, the Fund’s gross annual expense ratio was 4.62%.

Annual Report | October 31, 2010	3

Letter to Shareholders

October 31, 2010 (Unaudited)

STONEBRIDGE INSTITUTIONAL SMALL-CAP GROWTH FUND (SBSCX)

For the fiscal year 2010 the Stonebridge Institutional Small-Cap Growth Fund’s performance was 23.98% versus the Russell 2000 Growth Index return of 28.67%.

Performance since October 31, 2009 can be attributed to the same explanation as given for the Stonebridge Small-Cap Growth Fund (SBAGX).

Looking ahead to the 2011 fiscal year, we believe the portfolio is well positioned in four key areas. In health care, our investments reflect the themes of preventative care, minimally invasive treatment and technological innovation; all themes that are likely to benefit from the recently enacted federal health care law. In technology, we are excited about our recent investments in LED technologies and the rapid growth of LED manufacturing and adoption. Further, we have maintained our exposure to economically sensitive technology companies such as semiconductors, manufacturing and infrastructure upgrades. In the industrial sector, we have identified leading companies that we expect are likely to prosper from the expansion and rehabilitation of infrastructure and the demand for clean air and water. And, finally, we continue to be very selective with our investments in the consumer discretionary sector by focusing our investments towards companies that can help solve budgetary issues at the local and Federal level.

Stonebridge Institutional Small-Cap Growth Fund (SBSCX)

Sector Allocation as a Percent of Net Assets

As of October 31, 2010*

* These allocations may not reflect the current or future position of the portfolio.

4	Stonebridge Funds Trust

Letter to Shareholders

October 31, 2010 (Unaudited)

Change in value of a $10,000 investment in Stonebridge Institutional Small-Cap

Growth Fund (SBSCX) vs. the Russell 2000 Growth Index with Income from October 31, 2000 to October 31, 2010

Final Portfolio Values as of October 31, 2010

Stonebridge Institutional Small-Cap Growth Fund (SBSCX)	$ 8,165
Russell 2000 Growth Index	$ 11,695

Average Annual Total Return for the Periods Ended October 31, 2010

	1 Year	5 Years	10 Years
Stonebridge Institutional Small-Cap Growth Fund (SBSCX)	23.98%	-0.62%	-2.01%
Russell 2000 Growth Index	28.67%	3.99%	1.15%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions, any fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the Funds’ toll-free number at 1-800-639-3935.

As of the Prospectus dated February 26, 2010, the gross annual expense ratio for the Stonebridge Institutional Small-Cap Growth Fund was 4.15%. At October 31, 2010, the Fund’s gross annual expense ratio was 3.48%.

Annual Report | October 31, 2010	5

Letter to Shareholders

October 31, 2010 (Unaudited)

CONCLUSION

We continue to believe that the equity markets will remain volatile as we face moderate growth and stagnant job creation. As such, we have focused our stock selection towards companies that have the ability to grow, regardless of the economic environment. In our view, each Fund is invested in companies that are organically growing their revenues, expanding their operating margins, are attractively priced and are leading their industries with innovation. Each Fund is focused towards health care, technology, business services and industrial companies, as we believe the growth prospects of these sectors will be strong and drive performance for the 2011 fiscal year.

Thank you for your investment in the Stonebridge Funds. Should you have any questions or concerns, please call a Shareholder Services Representative at 1-800-639-3935.

Sincerely,

Richard C. Barrett, CFA

Matthew W. Markatos, CFA

Portfolio Managers

Performance data quoted represents past performance. Past performance does not guarantee future results.

DEFINITIONS:

The Russell 2000 Growth Index

(Russell 2000 G) is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies in terms of market capitalization. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. You cannot invest directly in an index.

Sovereign Debt: A debt instrument guaranteed by a government.

6	Stonebridge Funds Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

Stonebridge Funds Trust

Los Angeles, California

We have audited the accompanying statements of assets and liabilities of Stonebridge Institutional Small-Cap Growth Fund and Stonebridge Small-Cap Growth Fund, each a series of shares of Stonebridge Funds Trust (the “Trust”), including the statements of investments, as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of its internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Stonebridge Institutional Small-Cap Growth Fund and Stonebridge Small-Cap Growth Fund as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 17, 2010

Annual Report | October 31, 2010	7

Institutional Small-Cap Growth Fund (SBSCX)	Statement of Investments
October 31, 2010

	Shares	Market Value
COMMON STOCKS (98.85%)
CONSUMER CYCLICAL - (15.57%)
Advertising (3.03%)
Arbitron, Inc.	16,150	$408,918

Apparel (1.52%)
Carter’s, Inc.**	8,250	205,425

Education Services (1.93%)
K12, Inc.**	9,300	259,563

Leisure Time (4.12%)
WMS Industries, Inc.**	12,750	556,282

Retail (3.06%)
GameStop Corp., Class A**	21,000	412,860

Specialty Stores (1.91%)
Tractor Supply Co.	6,500	257,400

TOTAL CONSUMER CYCLICAL		2,100,448

CONSUMER STAPLES - (3.07%)
Packaged Foods (3.07%)
Smart Balance, Inc.**	116,500	414,740

TOTAL CONSUMER STAPLES		414,740

ENERGY - (5.82%)
Oil & Gas (3.05%)
Atwood Oceanics, Inc.**	12,650	411,251

Oil & Gas Services (2.77%)
Cal Dive International, Inc.**	74,000	374,440

TOTAL ENERGY		785,691

8	Stonebridge Funds Trust

Institutional Small-Cap Growth Fund (SBSCX)	Statement of Investments
October 31, 2010

	Shares	Market Value
FINANCIALS - (3.64%)
Diversified Financial Services (3.64%)
Affiliated Managers Group, Inc.**	2,650	$226,867
CBOE Holdings, Inc.	11,000	264,110

TOTAL FINANCIALS		490,977

HEALTHCARE - (25.71%)
Biotechnology (5.58%)
Celera Corp.**	46,000	262,200
Nanosphere, Inc.**	22,500	102,150
Onyx Pharmaceuticals, Inc.**	14,500	389,035

		753,385

Healthcare Equipment (5.93%)
Accuray, Inc.**	26,650	175,357
Given Imaging Ltd.**	11,000	191,510
Kinetic Concepts, Inc.**	11,375	432,591

		799,458

Healthcare Products (8.15%)
Align Technology, Inc.**	24,000	408,720
Merit Medical Systems, Inc.**	21,100	333,591
NuVasive, Inc.**	13,650	357,630

		1,099,941

Healthcare Services (2.49%)
IPC The Hospitalist Co., Inc**	10,500	336,315

Healthcare Supplies (1.56%)
RTI Biologics, Inc.**	85,000	209,950

Healthcare Technology (2.00%)
athenahealth, Inc.**	6,750	269,798

TOTAL HEALTHCARE		3,468,847

INDUSTRIALS - (12.19%)
Commercial Services (2.32%)
ICF International, Inc.**	12,200	312,564

Electrical Components (1.45%)
American Superconductor Corp.**	5,825	196,011

Annual Report | October 31, 2010	9

Institutional Small-Cap Growth Fund (SBSCX)	Statement of Investments
October 31, 2010

	Shares	Market Value
Electrical Components & Equipment (1.28%)
GT Solar International, Inc.**	21,000	$172,830

Engineering & Construction (2.49%)
Tutor Perini Corp.**	14,500	336,545

Machinery Industrial (4.65%)
American Science & Engineering, Inc.	2,750	226,463
Barnes Group, Inc.	22,000	400,180

		626,643

TOTAL INDUSTRIALS		1,644,593

MATERIALS - (1.83%)
Chemicals (1.83%)
Calgon Carbon Corp.**	16,500	247,665

TOTAL MATERIALS		247,665

TECHNOLOGY - (31.02%)
Application Software (0.71%)
Kenexa Corp.**	5,250	96,022

Communication Equipment (5.31%)
Brocade Communications Systems, Inc.**	70,000	442,400
EZchip Semiconductor Ltd.**	11,100	273,504

		715,904

Computers (2.76%)
Intermec, Inc.**	32,000	372,800

Electronic Manufacturing Services (3.98%)
Jabil Circuit, Inc.	34,975	536,517

Electronics (1.59%)
Multi-Fineline Electronix, Inc.**	8,750	214,200

Semiconductor Equipment (4.76%)
Rubicon Technology, Inc.**	8,750	202,300
Veeco Instruments, Inc.**	10,500	439,425

		641,725

10	Stonebridge Funds Trust

Institutional Small-Cap Growth Fund (SBSCX)	Statement of Investments
October 31, 2010

	Shares	Market Value
Semiconductors (7.41%)
LSI Corp.**	86,050	$450,902
Tessera Technologies, Inc.**	13,750	271,287
TriQuint Semiconductor, Inc.**	27,000	278,100

		1,000,289

Software (2.92%)
Rosetta Stone, Inc.**	17,000	393,550

Telecommunications (1.58%)
Aviat Networks, Inc.**	47,000	213,850

TOTAL TECHNOLOGY		4,184,857

TOTAL COMMON STOCKS
(Cost $11,802,570)		13,337,818

MUTUAL FUNDS (2.45%)
Fifth Third U.S. Treasury Money Market Fund (0.02% 7 Day Yield)	330,670	330,670

TOTAL MUTUAL FUNDS
(Cost $330,670)		330,670

TOTAL INVESTMENTS (101.30%)
(Cost $12,133,240)		$13,668,488

LIABLITIES IN EXCESS OF OTHER ASSETS (-1.30%)		(176,018)

NET ASSETS (100.00%)		$13,492,470

**	Non Income Producing Security.

The accompanying notes to the financial statements are an integral part of the financial statements.

Annual Report | October 31, 2010	11

Small-Cap Growth Fund (SBAGX)	Statement of Investments
October 31, 2010

	Shares	Market Value
COMMON STOCKS (99.23%)
CONSUMER CYCLICAL - (15.57%)
Advertising (3.02%)
Arbitron, Inc.	6,900	$174,708

Apparel (1.50%)
Carter’s, Inc.**	3,500	87,150

Education Services (1.93%)
K12, Inc.**	4,000	111,640

Leisure Time (4.15%)
WMS Industries, Inc.**	5,500	239,965

Retail (3.06%)
GameStop Corp., Class A**	9,000	176,940

Specialty Stores (1.91%)
Tractor Supply Co.	2,800	110,880

TOTAL CONSUMER CYCLICAL		901,283

CONSUMER STAPLES - (3.08%)
Packaged Foods (3.08%)
Smart Balance, Inc.**	50,000	178,000

TOTAL CONSUMER STAPLES		178,000

ENERGY - (6.03%)
Oil & Gas (3.23%)
Atwood Oceanics, Inc.**	5,750	186,932

Oil & Gas Services (2.80%)
Cal Dive International, Inc.**	32,000	161,920

TOTAL ENERGY		348,852

12	Stonebridge Funds Trust

Small-Cap Growth Fund (SBAGX)	Statement of Investments
October 31, 2010

	Shares	Market Value
FINANCIALS - (3.69%)
Diversified Financial Services (3.69%)
Affiliated Managers Group, Inc.**	1,175	$100,592
CBOE Holdings, Inc.	4,700	112,847

TOTAL FINANCIALS		213,439

HEALTHCARE - (25.74%)
Biotechnology (5.62%)
Celera Corp.**	20,000	114,000
Nanosphere, Inc.**	9,600	43,584
Onyx Pharmaceuticals, Inc.**	6,250	167,687

		325,271

Healthcare Equipment (5.93%)
Accuray, Inc.**	11,425	75,177
Given Imaging Ltd.**	4,750	82,697
Kinetic Concepts, Inc.**	4,875	185,396

		343,270

Healthcare Products (8.17%)
Align Technology, Inc.**	10,250	174,558
Merit Medical Systems, Inc.**	9,050	143,080
NuVasive, Inc.**	5,925	155,235

		472,873

Healthcare Services (2.49%)
IPC The Hospitalist Co., Inc**	4,500	144,135

Healthcare Supplies (1.56%)
RTI Biologics, Inc.**	36,500	90,155

Healthcare Technology (1.97%) athenahealth, Inc.**	2,850	113,915

TOTAL HEALTHCARE		1,489,619

INDUSTRIALS - (12.27%)
Commercial Services (2.31%)
ICF International, Inc.**	5,225	133,865

Electrical Components (1.45%)
American Superconductor Corp.**	2,500	84,125

Annual Report | October 31, 2010	13

Small-Cap Growth Fund (SBAGX)	Statement of Investments
October 31, 2010

	Shares	Market Value
Electrical Components & Equipment (1.28%)
GT Solar International, Inc.**	9,000	$74,070

Engineering & Construction (2.53%)
Tutor Perini Corp.**	6,300	146,223

Machinery Industrial (4.70%)
American Science & Engineering, Inc.	1,200	98,820
Barnes Group, Inc.	9,500	172,805

		271,625

TOTAL INDUSTRIALS		709,908

MATERIALS - (1.81%)
Chemicals (1.81%)
Calgon Carbon Corp.**	7,000	105,070

TOTAL MATERIALS		105,070

TECHNOLOGY - (31.04%)
Application Software (0.71%)
Kenexa Corp.**	2,250	41,152

Communication Equipment (5.30%)
Brocade Communications Systems, Inc.**	30,000	189,600
EZchip Semiconductor Ltd.**	4,750	117,040

		306,640

Computers (2.75%)
Intermec, Inc.**	13,650	159,023

Electronic Manufacturing Services (3.98%)
Jabil Circuit, Inc.	15,000	230,100

Electronics (1.59%)
Multi-Fineline Electronix, Inc.**	3,750	91,800

Semiconductor Equipment (4.75%)
Rubicon Technology, Inc.**	3,750	86,700
Veeco Instruments, Inc.**	4,500	188,325

		275,025

14	Stonebridge Funds Trust

Small-Cap Growth Fund (SBAGX)	Statement of Investments
October 31, 2010

	Shares	Market Value
Semiconductors (7.39%)
LSI Corp.**	36,900	$193,356
Tessera Technologies, Inc.**	5,750	113,448
TriQuint Semiconductor, Inc.**	11,750	121,025

		427,829

Software (3.00%)
Rosetta Stone, Inc.**	7,500	173,625

Telecommunications (1.57%)
Aviat Networks, Inc.**	20,000	91,000

TOTAL TECHNOLOGY		1,796,194

TOTAL COMMON STOCKS
(Cost $5,043,416)		5,742,365

MUTUAL FUNDS (2.31%)
Fifth Third U.S. Treasury Money Market Fund (0.02% 7 Day Yield)	133,692	133,692

TOTAL MUTUAL FUNDS
(Cost $133,692)		133,692

TOTAL INVESTMENTS (101.54%)
(Cost $5,177,108)		$5,876,057

LIABLITIES IN EXCESS OF OTHER ASSETS (-1.54%)		(89,293)

NET ASSETS (100.00%)		$5,786,764

**	Non Income Producing Security.

The accompanying notes to the financial statements are an integral part of the financial statements.

Annual Report | October 31, 2010	15

Statements of Assests and Liabilities
October 31, 2010

	Institutional Small-Cap Growth Fund (SBSCX)	Small-Cap Growth Fund (SBAGX)
ASSETS:
Investments, at value (Cost-see below)	$13,668,488	$5,876,057
Receivable for investments sold	841,938	347,328
Interest and dividends receivable	5	2
Prepaid and other assets	36,758	18,463

Total assets	14,547,189	6,241,850

LIABILITIES:
Payable for investments purchased	981,424	420,935
Payable for fund shares redeemed	15,568	–
Accrued investment advisory fees	8,503	3,657
Accrued administration fees	5,375	5,375
Accrued transfer agent fees	9,531	4,610
Accrued legal fees	2,757	1,196
Accrued audit fees	22,400	14,400
Accrued trustee fees	210	90
Accrued other expenses	8,951	4,823

Total liabilities	1,054,719	455,086

Net Assets	$13,492,470	$5,786,764

COMPOSITION OF NET ASSETS:
Paid-in capital	$15,998,129	$5,950,968
Accumulated net realized loss on investments	(4,040,907)	(863,153)
Net unrealized appreciation in value of investments	1,535,248	698,949

Net Assets	$13,492,470	$5,786,764

NET ASSET VALUE PER SHARE:
Net Assets	$13,492,470	$5,786,764
Shares outstanding	1,706,740	751,645
Net asset value and redemption price per share	$7.91	$7.70

COST OF INVESTMENTS	$12,133,240	$5,177,108

The accompanying notes to the financial statements are an integral part of the financial statements.

16	Stonebridge Funds Trust

Statements of Operations
For the Year Ended October 31, 2010

	Institutional Small-Cap Growth Fund (SBSCX)	Small-Cap Growth Fund (SBAGX)
INCOME:
Dividends	$26,963	$11,646
Interest	23	12

Total Income	26,986	11,658

EXPENSES:
Investment advisory fees	96,453	41,429
Administration fees	75,000	75,000
Transfer agent fees	58,311	27,183
Fund accounting fees and expenses	37,352	23,724
Custodian fees	9,403	5,598
Legal fees	60,152	25,791
Printing fees	15,904	6,916
Registration fees	7,549	5,947
Audit fees	22,091	14,400
Trustee fees and expenses	28,173	12,102
Proxy voting fees	6,399	2,855
Insurance	28,212	12,596
Other	2,331	1,614

Total Expenses	447,330	255,155
Administration Waiver	(10,500)	(10,500)

Net Expenses	436,830	244,655

Net Investment Loss	(409,844)	(232,997)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,130,876	1,017,584

Unrealized appreciation of investments
Beginning of year	533,167	347,679
End of year	1,535,248	698,949

Change in net unrealized appreciation of investments	1,002,081	351,270

Net Realized and Unrealized Gain on Investments	3,132,957	1,368,854

Net Increase in Net Assets Resulting From Operations	$2,723,113	$1,135,857

The accompanying notes to the financial statements are an integral part of the financial statements.

Annual Report | October 31, 2010	17

Statements of Changes in Net Assets
Institutional Small-Cap Growth Fund (SBSCX)

	Year Ended October 31, 2010	Year Ended October 31, 2009
OPERATIONS:
Net investment loss	$(409,844)	$(340,778)
Net realized gain/(loss) on investments	2,130,876	(5,022,480)
Change in net unrealized appreciation of investments	1,002,081	7,273,374

Increase in Net Assets Resulting from Operations	2,723,113	1,910,116

SHARES OF BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(997,985)	(726,186)

NET INCREASE IN NET ASSETS	1,725,128	1,183,930

NET ASSETS:
Beginning of year	11,767,342	10,583,412

End of year	$13,492,470	$11,767,342

The accompanying notes to the financial statements are an integral part of the financial statements.

18	Stonebridge Funds Trust

Statements of Changes in Net Assets
Small-Cap Growth Fund (SBAGX)

	Year Ended October 31, 2010	Year Ended October 31, 2009
OPERATIONS:
Net investment loss	$(232,997)	$(190,521)
Net realized gain/(loss) on investments	1,017,584	(1,824,322)
Change in net unrealized appreciation of investments	351,270	2,829,281

Increase in Net Assets Resulting from Operations	1,135,857	814,438

SHARES OF BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(442,932)	(437,470)

NET INCREASE IN NET ASSETS	692,925	376,968

NET ASSETS:
Beginning of year	5,093,839	4,716,871

End of year	$5,786,764	$5,093,839

The accompanying notes to the financial statements are an integral part of the financial statements.

Annual Report | October 31, 2010	19

Institutional Small-Cap Growth Fund (SBSCX)	Financial Highlights
Selected Data for Each Share of Beneficial Interest Outstanding Throughout the Years Indicated:

The financial highlights table is intended to help you understand the Institutional Small-Cap Growth Fund’s financial performance for each of the past five fiscal years commencing with the beginning of the Fund’s current fiscal year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PER SHARE DATA

Net asset value, beginning of year

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss

Net realized and unrealized gain/(loss) on investments

Total Income/(Loss) from Investment Operations

DISTRIBUTIONS TO SHAREHOLDERS:

From net realized gain on investments

Total Distributions to Shareholders

Net asset value, end of year

Total Return

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of year (in 000s)

Ratio of operating expenses to average net assets

Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements

Ratio of net investment loss to average net assets

Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements

Portfolio turnover rate

The accompanying notes to the financial statements are an integral part of the financial statements.

20	Stonebridge Funds Trust

Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006

$6.38	$5.35	$11.62	$9.94	$9.03

(0.24)	(0.18)	(0.21)	(0.18)	(0.06)
1.77	1.21	(5.02)	1.86	0.97

1.53	1.03	(5.23)	1.68	0.91

–	–	(1.04)	–	–

–	–	(1.04)	–	–

$7.91	$6.38	$5.35	$11.62	$9.94

23.98%	19.25%	(49.06)%	16.90%	10.08%

$13,492	$11,767	$10,583	$22,333	$21,066

3.40%	3.85%	2.86%	2.52%	2.63%

3.48%	N/A	N/A	2.62%	2.73%

(3.19)%	(3.34)%	(2.43)%	(1.62)%	(0.61)%

(3.27)%	N/A	N/A	(1.72)%	(0.71)%

115%	137%	145%	163%	67%

Annual Report | October 3\1, 2010	21

Small-Cap Growth Fund (SBAGX)	Financial Highlights
Selected Data for Each Share of Beneficial Interest Outstanding Throughout the Years Indicated:

The financial highlights table is intended to help you understand the Small-Cap Growth Fund’s financial performance for each of the past five fiscal years commencing with the beginning of the Fund’s current fiscal year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PER SHARE DATA

Net asset value, beginning of year

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss

Net realized and unrealized gain/(loss) on investments

Total Income/(Loss) from Investment Operations

DISTRIBUTIONS TO SHAREHOLDERS:

From net realized gain on investments

Total Distributions to Shareholders

Net asset value, end of year

Total Return

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of year (in 000s)

Ratio of operating expenses to average net assets

Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements

Ratio of net investment loss to average net assets

Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements

Portfolio turnover rate

The accompanying notes to the financial statements are an integral part of the financial statements.

22	Stonebridge Funds Trust

Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006
$6.27	$5.27	$13.17	$11.13	$11.42

(0.31)	(0.23)	(0.25)	(0.30)	(0.25)
1.74	1.23	(5.09)	2.69	1.60

1.43	1.00	(5.34)	2.39	1.35

–	–	(2.56)	(0.35)	(1.64)

–	–	(2.56)	(0.35)	(1.64)

$7.70	$6.27	$5.27	$13.17	$11.13

22.81%	18.98%	(49.43)%	21.94%	14.11%

$5,787	$5,094	$4,717	$8,908	$7,636

4.43%	4.72%	3.74%	3.14%	2.94%

4.62%	N/A	N/A	3.55%	3.70%

(4.22)%	(4.22)%	(3.31)%	(2.46)%	(2.32)%

(4.41)%	N/A	N/A	(2.87)%	(3.08)%

116%	137%	151%	90%	121%

Annual Report | October 31, 2010	23

Notes to Financial Statements
October 31, 2010

1. ORGANIZATION:

Organization and Nature of Operations — Stonebridge Funds Trust (“the Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company organized as a Delaware statutory trust by a Declaration of Trust dated July 31, 1998. The Trust, which became effective November 1, 1998, currently has two active investment portfolios, the Stonebridge Institutional Small-Cap Growth Fund (formerly the Stonebridge Growth Fund) and the Stonebridge Small-Cap Growth Fund, each referred to as a “Series” or a “Fund” of the Trust. Stonebridge Institutional Small-Cap Growth Fund, also referred to as the Institutional Fund, and the Stonebridge Small-Cap Growth Fund, also referred to as the Small-Cap Fund, seek long-term growth of capital, with the production of short-term income as a secondary objective, through investing at least 80% of the Fund’s assets in companies with smaller market capitalizations (defined as companies with market capitalizations at the time of purchase in the range of $100 million to $3 billion) and generally investing in common stocks with a strong potential for superior earnings growth over the long-term.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates — The preparation of each Series’ financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Security Valuation — Investment securities listed or traded on a registered securities exchange are valued at the last sales price on the date of valuation. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities traded on the over-the-counter market for which no sales are reported are valued at the mean between the bid and asked price. Short-term debt securities having a remaining maturity of 60 days or less consist exclusively of U.S. Treasury and Agency Obligations and are stated at amortized cost which is approximately equivalent to value. Other securities for which quotations are not readily available are valued at fair value as determined in good faith by the Funds’ Fair Value Committee in accordance with the methods approved by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, if a security has not been traded for an extended period of time, or if a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates the Funds’ net asset value, the Fair Value Committee will determine the security’s fair value. In making a determination of the value of the security, the Committee will consider factors such as the fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price, yield and extent of public or private trading in similar securities of the issuer or comparable companies, and other relevant factors.

Fair Value Measurements — In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs

24	Stonebridge Funds Trust

Notes to Financial Statements
October 31, 2010

that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1-	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2-

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3-

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used as of October 31, 2010 in valuing the Funds’ investments carried at value:

Institutional Small-Cap Growth Fund (SBSCX)

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$13,337,818	$–	$–	$13,337,818
Mutual Funds	330,670	–	–	330,670

Total	$13,668,488	$–	$–	$13,668,488

Annual Report | October 31, 2010	25

Notes to Financial Statements
October 31, 2010

Small-Cap Growth Fund (SBAGX)

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$5,742,365	$–	$–	$5,742,365
Mutual Funds	133,692	–	–	133,692

Total	$5,876,057	$–	$–	$5,876,057

*For detailed Industry descriptions, see the accompanying Statement of Investments.

All securities of the Fund were valued using Level 1 inputs during the fiscal year ended October 31, 2010. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable.

New Accounting Pronouncement — In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The implementation of the ASU did not have a material effect on the Company’s financial disclosures contained in this Report.

Federal Income Taxes — The Trust’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds file income tax returns in the U.S. federal jurisdiction and the State of California. The statute of limitations on the Funds’ federal tax return filings remain open for the years ended October 31, 2007 through October 31, 2010. The Funds’ California tax return filings also remain open for the years ended October 31, 2007 through October 31, 2010. To the knowledge of Stonebridge Capital Management, Inc., there are no federal or California income tax returns currently under examination.

Allocation of Expense — Trust expenses which are not Series-specific are allocated to each Series based upon its relative proportion of net assets and/or open accounts to the Trust’s totals.

Other — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis each Series uses for federal income tax purposes.

26	Stonebridge Funds Trust

Notes to Financial Statements
October 31, 2010

3. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

Unrealized Appreciation and Depreciation on Investments (Tax Basis):

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities, at October 31, 2010 were as follows:

	Institutional Small-Cap Growth Fund (SBSCX)	Small-Cap Growth Fund (SBAGX)

Gross appreciation (excess of value over tax cost)	$1,936,850	$867,877
Gross depreciation (excess of tax cost over value)	(402,580)	(172,155)

Net unrealized appreciation	1,534,270	695,722

Cost of investments for income tax purposes	$12,134,218	$5,180,335

The difference between book-basis and tax-basis unrealized appreciation is due to wash losses.

Classifications of Distributions — Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Ordinary income distributions may include dividends paid from short-term capital gains. Also, due to the timing of dividends made, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Series.

Distributions of net investment income, if any, are made annually. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

No distributions were paid during the year ended October 31, 2010 or the year ended October 31, 2009.

As of October 31, 2010, the components of on net assets on a tax basis were:

	Institutional Small-Cap Growth Fund (SBSCX)	Small-Cap Growth Fund (SBAGX)

Accumulated Net Realized Loss on Investments	$(4,039,929)	$(859,926)
Net Unrealized Appreciation of Investments	1,534,270	695,722

Total	$(2,505,659)	$(164,204)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Annual Report | October 31, 2010	27

Notes to Financial Statements
October 31, 2010

At October 31, 2010, each Series had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring	Institutional Small-Cap Growth Fund (SBSCX)	Small-Cap Growth Fund (SBAGX)
2017	$ (4,039,929)	$ (859,926)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States of America. Accordingly, for the period ended October 31, 2010, certain differences were reclassified. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Institutional Small-Cap Growth Fund (SBSCX)

	Undistributed Net Investment Income	Accumulated Capital Gains/(Losses)	Paid in Capital (PIC)

Increase/(Decrease)	409,844	0	$(409,844)

Included in the amounts reclassified was a net operating loss offset to PIC of:			$409,844

Small-Cap Growth Fund (SBAGX)

	Undistributed Net Investment Income	Accumulated Capital Gains/(Losses)	Paid in Capital (PIC)

Increase/(Decrease)	$ 232,997	(1)	$(232,996)

Included in the amounts reclassified was a net operating loss offset to PIC of:			$232,997

4. INVESTMENT TRANSACTIONS:

The cost of purchases and the proceeds from sales of investments, excluding  short-term investments and U.S. government obligations, by the Funds for the fiscal year ended October 31, 2010, was as follows:

	Purchases	Sales

Institutional Small-Cap Growth Fund (SBSCX)	$14,572,052	$16,136,416
Small-Cap Growth Fund (SBAGX)	$6,307,056	$7,029,033

28	Stonebridge Funds Trust

Notes to Financial Statements
October 31, 2010

5. SHARES OF BENEFICIAL INTEREST:

As of October 31, 2010, there were an unlimited number of shares of beneficial interest authorized for each Series. Transactions in shares of beneficial interest for the year ended October 31, 2010 and the year ended October 31, 2009, were as follows:

Institutional Small-Cap Growth Fund (SBSCX)

	Year Ended Oct. 31, 2010 Shares	Year Ended Oct. 31, 2010 Amount	Year Ended Oct. 31, 2009 Shares	Year Ended Oct. 31, 2009 Amount
Shares Sold	4,778	$34,130	16,088	$87,895
Shares Issued in Reinvestment of Dividends	–	–	–	–

Total	4,778	34,130	16,088	87,895

Less Shares Redeemed	(141,942)	(1,032,115)	(151,466)	(814,081)

Net Decrease	(137,164)	$(997,985)	(135,378)	$(726,186)

Small-Cap Growth Fund (SBAGX)

	Year Ended Oct. 31, 2010 Shares	Year Ended Oct. 31, 2010 Amount	Year Ended Oct. 31, 2009 Shares	Year Ended Oct. 31, 2009 Amount
Shares Sold	3,134	$22,335	49,963	$259,881
Shares Issued in Reinvestment of Dividends	–	–	–	–

Total	3,134	22,335	49,963	259,881

Less Shares Redeemed	(64,112)	(465,267)	(132,863)	(697,351)

Net Decrease	(60,978)	$(442,932)	(82,900)	$(437,470)

6. TRANSACTIONS WITH AFFILIATES:

The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the “Adviser”) with respect to each Series. The advisory agreements have been approved by the Trust’s Board of Trustees and shareholders. Pursuant to its advisory agreements with the Trust, the Adviser is entitled to investment advisory fees, computed daily and payable monthly, at annual rates of 0.75% and 0.75% of the average daily net assets of the Institutional Small-Cap Growth Fund and the Small-Cap Growth Fund, respectively.

On November 2, 1998, the Trust entered into an administration agreement with ALPS Fund Services, Inc. (“ALPS”). The administration agreement provides that ALPS will receive a monthly administration fee equal to the annual rate of 0.10% of the average daily net assets in each Series up to $250,000,000 and 0.075% of the average daily net assets of each Series in excess of $250,000,000, and at all times ALPS’ fee will be no less than $6,250 per month per Series. Effective November 1, 2009, ALPS has agreed to waive fees to reduce the minimum fee to $5,375 per month per Series, which reduction will continue through October 31, 2010. The waived fees are not subject to recoupment.

Annual Report | October 31, 2010	29

Notes to Financial Statements
October 31, 2010

ALPS Distributors, Inc. serves as the principal underwriter for shares of both the Stonebridge Institutional Fund and Stonebridge Small-Cap Fund and acts as each Fund’s distributor in a continuous public offering of each Fund’s shares.

7. SUBSEQUENT EVENTS:

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events.

30	Stonebridge Funds Trust

Additional Information
October 31, 2010 (Unaudited)

1. SHAREHOLDER TAX INFORMATION:

Certain tax information regarding each Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2010. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2010.

2. PROXY VOTING INFORMATION:

Trust policies and procedures used in determining how to vote proxies relating to the Funds’ portfolio securities and information regarding proxies voted by the Funds during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Stonebridge Funds at 1-800-639-3935 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3. FUND HOLDINGS:

The complete schedules of Fund holdings at the end of the second and fourth quarters of each fiscal year are contained in the Funds’ semi-annual and annual shareholder reports, respectively. The Trust files complete schedules of Fund holdings with the SEC at the end of the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Trust’s Form N-Q filings are available without charge, upon request, by contacting Stonebridge Funds at 1-800-639-3935 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Trust’s Form N-Q filings at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4. OTHER:

The following entities owned of record or beneficially, as of October 31, 2010, 5% or greater of the Funds’ outstanding shares:

Fund	Name	Percentage
Institutional Small-Cap Growth Fund (SBSCX)	Charles Schwab & Co, Inc.	9.23%
Small-Cap Growth Fund (SBAGX)	Charles Schwab & Co, Inc.	63.70%

Trustee Compensation: The Trust pays a quarterly retainer of $2,500 and $500 per meeting to each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (each, an “Independent Trustee”). The Independent Trustees are reimbursed for any out-of-pocket expenses relating to attendance at meetings.

5. BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS:

The Board of Trustees (the “Board”) of the Trust is comprised of five Trustees, four of whom are Independent Trustees. During the year ended October 31, 2010, the Board of Trustees of the Trust unanimously approved a one-year renewal of the Trust’s investment advisory agreements (together, the “Investment Advisory Agreements”) with the Adviser on behalf of each of the Small-Cap Fund and the Institutional Fund.

General Information — The following information summarizes the Board’s considerations associated with its review of the Investment Advisory Agreements. In connection with their deliberations, the Board and the Independent Trustees considered such information and factors as

Annual Report | October 31, 2010	31

Additional Information
October 31, 2010 (Unaudited)

they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. Each Investment Advisory Agreement was considered separately for each respective Fund, although the Board took into account the common interests of both Funds in its review. As described below, the Board (including the Independent Trustees) considered: (i) the nature, extent, and quality of the services to be provided by the investment adviser; (ii) the investment performance of each Fund and the investment adviser; (iii) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In considering these matters, the Board discussed the renewal of the Investment Advisory Agreements with management, and the Independent Trustees met in private sessions with counsel at which no representatives of the Adviser were present. The Board (including the Independent Trustees) reviewed materials regarding the investment results of the Funds, advisory fee and expense comparisons, financial and profitability information with respect to the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel of the Adviser providing services to the Funds. In deciding to approve the renewal of the Investment Advisory Agreements, the Board and the Independent Trustees did not identify a single factor as controlling, and each Trustee may have assigned a different level of significance to each factor.

Nature, Extent and Quality of Services — In reviewing the services provided by the Adviser, the Board discussed the services provided by the Adviser to the Funds under the Investment Advisory Agreements, including the experience of its key portfolio management and operational personnel, its overall financial strength and stability, and the overall general quality and depth of its organization. The Board also took into account the experience, capability, and integrity of the Adviser’s senior management; its investment philosophy and processes, including its brokerage, trading, and soft dollar practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations. The Board and the Independent Trustees determined that the Adviser continued to provide high quality services to the Funds.

Fund Expenses and Advisory Fees; Investment Performance — The Board reviewed information regarding the total expenses of each Fund compared to those of the funds with similar asset sizes included in a peer group of mutual funds selected by Morningstar Inc. from the Morningstar small cap growth category. The Board noted that the total expenses of each Fund were the highest among the funds in its peer group as a percentage of assets under management. The Board also noted, however, that a number of the funds in the peer group were parts of much larger fund families, which would likely reduce their expense ratios. In addition, the Board and the Independent Trustees considered that there was a reasonable possibility that the Funds’ assets would increase in the future when market conditions improved, that such an increase would likely decrease the Funds’ expense ratios, and that given its past support of the Funds the Adviser was not currently willing to further subsidize the Funds’ expenses pending such an improvement.

The Board considered information provided by the Adviser regarding its advisory fees, which indicated that each Fund’s advisory fee was below the average of the advisory fees for the funds in its Morningstar category with assets of less than $100 million. The Board also noted that the Funds had substantially lower assets than such funds. In addition, the Board considered that each Fund’s management fee was below the Adviser’s standard asset-based fee for managing a client account that invests in equity securities. The Board noted that, while the Adviser’s standard fee is

32	Stonebridge Funds Trust

Additional Information
October 31, 2010 (Unaudited)

negotiable, representatives of the Adviser had indicated that the fee for managing an account investing in small cap stocks would be likely to equal or exceed the standard fee.

The Board reviewed the performance of each Fund compared with its benchmark and the average of all the funds in the Morningstar small cap growth category for the one-, three-, five-, and ten year periods ended July 31, 2010. The Board observed that the one-, three-, five-, and ten-year total returns for the Small-Cap Fund net of annualized expenses were below the median total net returns of the category for those periods. In addition, the Board noted that the Small-Cap Fund’s total net returns for the one-, three-, and five-year periods were below the Fund’s benchmark index for those periods, and that the Fund’s total net return for the ten-year period was slightly above its benchmark index.

Regarding the Institutional Fund, the Board noted that the Fund’s total returns for the one-, three-, five-, and ten-year periods net of annualized expenses were below its benchmark index and the median total net returns of the small cap growth category for those periods. The Board also considered each Fund’s performance relative to the performance of the other funds included in its Morningstar peer group. Among other things, the Board noted that the Small-Cap Fund’s performance was among the lowest in its peer group for the one- and five-year periods, but that its ten-year performance was more favorable. In addition, the Board considered that the Institutional Fund’s performance was among the lowest in its peer group for the one- and five-year periods and was the lowest for the ten-year period.

The Board considered that the Funds’ relatively high expenses were likely to have adversely affected their overall performance, and that each Fund’s performance gross of expenses was more favorable. In addition, the Board noted that the severe market upheaval during 2008 continued to have a negative impact on the Funds’ reported total returns. The Board also considered that the Institutional Fund had been managed with a different objective and principal investment strategies before February 2007, and that the Institutional Fund’s performance partly reflected the results of its prior objective and strategies.

Based on the information provided, the Board and the Independent Trustees concluded that, on balance, the Funds’ fees and expenses were reasonable in light of the Funds’ current asset sizes, and that the Funds’ shareholders were likely to continue to benefit from the Adviser’s management of the Funds in light of the quality of the Adviser’s services and its familiarity with the Funds’ investment strategies. The Board and the Independent Trustees also determined that the Adviser should continue to search for ways to reduce the Funds’ overall expenses and increase the Funds’ assets, and to focus on identifying prospective investments with the reasonable potential for favorable returns.

Costs and Profits — The Board considered information regarding the Adviser’s expenses in providing services to the Funds and the Adviser’s profitability from its relationship with the Funds. Among other things, the Board considered the costs incurred by the Adviser in researching small cap companies for potential investment by the Funds, as well as information provided by the Adviser regarding its administration and compliance expenses. The Board and the Independent Trustees determined that the Adviser’s profitability was reasonable in light of the nature, extent and quality of services provided to the Fund.

Other Benefits and Economies of Scale — The Board also considered the benefits to the Adviser as a result of its relationship with the Funds, including its receipt of investment advisory fees and research, its ability to offer the Funds to its separate account clients, and other benefits. The Board

Annual Report | October 31, 2010	33

Additional Information
October 31, 2010 (Unaudited)

considered whether each Fund would be likely to benefit from any economies of scale in the management of its portfolio in the event of growth in assets. Due to the relatively small asset size of each Fund, the Board and the Independent Trustees concluded that the Adviser did not currently realize economies of scale in acting as investment adviser to the Funds. However, the Board noted that the Funds’ assets could increase in the future, at which point it would be appropriate to evaluate whether any economies of scale were being realized and passed along to the Funds’ shareholders.

Conclusions — Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Adviser pursuant to the Investment Advisory Agreements is fair and reasonable in light of the services being provided by the Adviser to the Funds and their shareholders, and that renewal of the Investment Advisory Agreements was in the best interest of the Funds and their shareholders.

DISCLOSURE OF FUND EXPENSES:

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 30 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2010 and held until October 31, 2010.

Actual Return. The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. If the transaction fees were included, your costs would be higher.

34	Stonebridge Funds Trust

Additional Information
October 31, 2010 (Unaudited)

Institutional Small-Cap Growth Fund (SBSCX)

	Beginning Account Value at 5/01/10	Ending Account Value at 10/31/10	Expense Paid During Period* 5/01/10 to 10/31/10
Actual Fund Return	$ 1,000.00	$ 998.70	$ 17.86
Hypothetical Fund Return
(5% return before expenses)	$ 1,000.00	$ 1,007.34	$ 17.93

*

Expenses are equal to the Institutional Small-Cap Growth Fund’s (SBSCX) annualized expense ratio of 3.54%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Small-Cap Growth Fund (SBAGX)

	Beginning Account Value at 5/01/10	Ending Account Value at 10/31/10	Expense Paid During Period* 5/01/10 to 10/31/10
Actual Fund Return	$ 1,000.00	$ 994.80	$ 23.27
Hypothetical Fund Return
(5% return before expenses)	$ 1,000.00	$ 1,001.88	$ 23.35

*

Expenses are equal to the Small-Cap Growth Fund’s (SBAGX) annualized expense ratio of 4.63%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Annual Report | October 31, 2010	35

Trustees & Officers
October 31, 2010 (Unaudited)

The business affairs of Stonebridge Funds Trust (the “Trust”) are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware, the Trust’s Agreement and Declaration of Trust, and the Investment Company Act of 1940, as amended (the “1940 Act”). Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Any Trustee who is deemed to be an interested person of the Trust as defined in the 1940 Act is referred to as an “Interested Trustee.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll-free 1-800-639-3935.

INDEPENDENT TRUSTEES

Name, Address(1) & Age	Position(s) Held With Funds	Term of Office(2) and Length of Time Served / Number of Funds Overseen by Trustee	Principal Occupation(s) During the Past Five Years / Other Directorships(3) Held by Trustee

Selvyn B. Bleifer, MD	Trustee	Since November 1,	Physician, Cardiovascular Medical
Born 1929		1998 / 2	Group / None

Marvin Freedman	Trustee	Since November 1,	Retired Founding Partner,
Born 1925		1998 / 2	Freedman Broder & Company
Accountancy Corporation,
Certified Public Accountants /
None

Charles Haas	Trustee	Since November 1,	Retired motion picture and
Born 1913		1998 / 2	television director / None

William Taylor	Trustee	Since November 1,	Managing General Partner,
Born 1938		1998 / 2	Mountaineer Capital LP, (a
venture capital organization) /
Director, T.P.L., Inc. (an advanced
materials company).
INTERESTED TRUSTEE AND OFFICER
Richard C. Barrett, CFA(4) (5) Born 1941	Chairman of the Board, President and Trustee	Since November 1, 1998 / 2	President and Chairman of the Board, Stonebridge Capital Management, Inc. / None

36	Stonebridge Funds Trust

Trustees & Officers
October 31, 2010 (Unaudited)

OTHER OFFICERS

Name, Address(1) & Age	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years

Debra L. Newman(5)	Vice President,	Since	Vice President, Chief Financial
Born 1955	Treasurer and	November 1, 1998	Officer, Chief Compliance Officer,
	Chief Compliance		Secretary and Managing Director,
	Officer		Stonebridge Capital
Management, Inc.

Matthew W.	Vice President	Since	Executive Vice President and
Markatos, CFA, CIC		March 25, 2003	Managing Director, Stonebridge
Born 1973			Capital Management, Inc.

Benjamin H. Lowe	Secretary	Since	Senior Fund Accountant,
Born 1978		September 27, 2005	Founders Funds 2003-2005;
Controller, ALPS Fund Services,
Inc., 2005 to present.

(1)	Each Trustee and officer may be contacted by writing to the Trustee or officer, c/o Stonebridge Funds Trust, 1290 Broadway, Suite 1100, Denver, CO 80203.

(2)	Trustees hold office until they resign or their successors have been elected and qualified. Officers hold office until they resign or their successors have been appointed by the Board of Trustees.

(3)

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Barrett is an “interested person” of the Trust by virtue of his position with the Adviser.

(5)	Mr. Barrett and Ms. Newman are married.

Annual Report | October 31, 2010	37

Intentionally Left Blank

Intentionally Left Blank

Intentionally Left Blank

Stonebridge Small-Cap Growth Fund (SBAGX)

Stonebridge Institutional Small-Cap Growth Fund (SBSCX)

OFFICERS AND TRUSTEES

Richard C. Barrett, CFA, Chairman,

Board of Trustees & President

Debra L. Newman, Vice President, Treasurer,

& Chief Compliance Officer

Matthew W. Markatos, CFA, Vice President

Selvyn B. Bleifer, M.D., Trustee

Marvin Freedman, Trustee

Charles F. Haas, Trustee

William H. Taylor II, Trustee

Benjamin H. Lowe, Secretary,

Assistant Treasurer

INVESTMENT ADVISER

Stonebridge Capital Management, Incorporated

1801 Century Park East, Suite 1800

Los Angeles, California 90067

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

Boston Financial Data Services-Midwest

330 West 9th Street

Kansas City, Missouri 64105

CUSTODIAN

Fifth Third Bank

Fifth Third Center

38 Fountain Square Plaza

Cincinnati, Ohio 45263

LEGAL COUNSEL

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Item 2.  Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated. William H. Taylor, II, and Marvin Freedman as the Trust’s “audit committee financial experts,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of their qualifications.

Messrs. Taylor and Freedman are “independent” as defined in paragraph (a)(2) of Item 3 to
Form N-CSR

Item 4.  Principal Accountant Fees and Services.

(a)

Audit Fees:  For the Registrant’s fiscal years ended October 31, 2010 and October 31, 2009, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $32,200 and $32,000, respectively.

(b)

Audit-Related Fees:  For the Registrant’s fiscal years ended October 31, 2010 and October 31, 2009, the aggregate fees billed for professional services rendered by the principal accountant for the 17f-2 audit of the Registrant’s annual financial statements were $0 and $0, respectively.

(c)

Tax Fees:  For the Registrant’s fiscal years ended October 31, 2010 and October 31, 2009, aggregate fees of $4,600, and $4,400, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The fiscal year 2010 and 2009 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)

All Other Fees:    For the Registrant’s fiscal years ended October 31, 2010 and October 31, 2009, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principle accountant for the fiscal years ended October 31, 2009 and October 31, 2008 were $0 and $0, respectively.

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as EX-12.A.1.

(a)(2)	he certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STONEBRIDGE FUNDS TRUST

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	January 7, 2011

By:	/s/ Debra L. Newman
Debra L. Newman
Vice President and Treasurer
(Principal Financial Officer)

Date:	January 7, 2011